STOCK  EXCHANGE  AGREEMENT  dated as of  January  7, 1997 (the
"Agreement") by and between AMNEX, INC., a New York corporation ("AMNEX"), and FRANCESCO GALESI ("Galesi").


                  Upon the terms and conditions hereinafter set forth, Galesi desires to transfer to AMNEX, and AMNEX desires to acquire from Galesi, shares of Common Stock of Galesi Telecom International, Inc., a New York corporation ("GTI"), representing ten percent (10%) of the issued and outstanding capital stock of GTI, in exchange for shares of Series L Preferred Stock of AMNEX.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                EXCHANGE OF STOCK

1.1 Exchange of Stock. Simultaneously herewith, (a) Galesi is delivering to AMNEX a certificate representing ten (10) shares (the "GTI Shares") of Common Stock, par value $.01 per share, of GTI (the "GTI Common Stock"), duly endorsed to AMNEX and (b) AMNEX is delivering to Galesi a certificate representing one hundred thousand (100,000) shares of Series L Preferred Stock, par value $.001 per share, of AMNEX (the "Series L Preferred Stock") having the rights, preferences and limitations set forth in AMNEX's Certificate of Amendment of
Certificate of Incorporation with regard thereto (the "Preferred Stock Certificate of Amendment"), including, without limitation, the right and obligation to convert each share of Series L Preferred Stock into fifteen (15) shares of Common Stock, par value $.001 per share, of the Company (the "AMNEX Common Stock") in the event of the filing by AMNEX with the Secretary of State of New York of the Increased Authorized Capital Certificate of Amendment (as hereinafter defined), as provided for in Section 6.1 hereof.

1.2 Warrants. In consideration of the foregoing, simultaneously herewith, AMNEX is executing and delivering to Galesi a warrant (the "Warrant") for the purchase of the following: (a) prior to the filing of the Increased Authorized Capital Certificate of Amendment with the Secretary of State of New York, one hundred thousand

(100,000) shares of Series L Preferred Stock (the "Warrant Preferred Stock") at an exercise price of forty-five dollars and forty-five cents ($45.45) per share of Warrant Preferred Stock and (b) on or after the filing of the Increased Authorized Capital Certificate of Amendment with the Secretary of State of New York, one million five hundred thousand (1,500,000) shares of AMNEX Common Stock (the "Warrant Common Stock" and collectively with the Warrant Preferred Stock, the "Warrant Stock") at an exercise price of three dollars and three cents($3.03) per share of Warrant Common Stock (the Warrant being exchangeable for the Warrant Stock under certain circumstances as set forth therein).

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF AMNEX

                  AMNEX makes the following  representations  and  warranties to
Galesi:

2.1 Valid Corporate Existence. AMNEX is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. AMNEX has the requisite corporate power to carry on its business as now conducted and to own its assets. AMNEX is qualified to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on AMNEX and the AMNEX Subsidiaries (as hereinafter defined) taken as a whole. The copies of AMNEX's Restated Certificate of Incorporation and By-laws, each as amended to date, which have heretofore been delivered to Galesi, are true and complete copies of such documents as now in effect.

2.2      Capitalization.

                  (a) The authorized capital stock of AMNEX consists of 40,000,000 shares of Common Stock, of which 27,045,964 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, of which 72,450 shares of Series B Preferred Stock, 1,413,337 shares of Series D Preferred Stock, 1,035,000 shares of Series E Preferred Stock, 415,250 shares of Series F Preferred Stock and 66,250 shares of Series G Preferred Stock are issued and outstanding. All the issued and outstanding shares of AMNEX Common Stock and Preferred Stock have been validly issued and fully paid and are nonassessable, subject to the provisions of Section 630 of the Business Corporation Law of the State of New York ("Section 630").

                  (b) The Series L Preferred Stock and the Warrant Preferred Stock have been duly and validly authorized and, when issued and delivered (upon payment in full of the exercise price in accordance with the terms of the Warrant, with respect to the Warrant Preferred Stock), will be duly and validly issued, fully paid and nonassessable, subject to Section 630. Subject to the filing of the Increased Authorized Capital Certificate of Amendment, as contemplated by Section 6.1 hereof, the shares of Common Stock issuable upon conversion of the Series L Preferred Stock or the Warrant Preferred Stock (the "Conversion Stock") have been duly and validly authorized and, upon conversion in accordance with the terms of the Preferred Stock Certificate of Amendment, will be duly and validly issued, fully paid and nonassessable, subject to
Section 630. Subject to the filing of the Increased Authorized Capital Certificate of Amendment, the Warrant Common Stock has been duly and validly authorized and, when issued upon payment in full of the exercise price in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, subject to Section 630.

                  (c) Except as set forth in Schedule 2.2 attached hereto, there are no commitments to which AMNEX is a party, or by which it is bound, calling for the issuance, sale or other disposition of any class of securities of AMNEX and there are no outstanding securities of AMNEX convertible into or exchangeable for shares of AMNEX Common Stock or any other securities of AMNEX.

2.3 Subsidiaries. Schedule 2.3 attached hereto sets forth a complete list of the names and jurisdictions of incorporation of all corporations and other business entities owned by AMNEX (collectively, the "AMNEX Subsidiaries"). Each of the AMNEX Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to carry on its business as now conducted and to own its assets. Each AMNEX Subsidiary is qualified to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on AMNEX and the AMNEX Subsidiaries taken as a whole. Except as set forth on Schedule 2.3, all the outstanding capital stock or other voting interests of each of the AMNEX Subsidiaries is owned by AMNEX.

2.4 Consents. Except for the requisite approval by AMNEX's stockholders of the Increased Authorized Capital Certificate of Amendment, no filings with or consents of governmental or other regulatory agencies, foreign or domestic, or of other parties are required to be made or received by or on the part of AMNEX to enable it to enter into and carry out this Agreement and the transactions contemplated hereby.

2.5 Authority; Binding Nature of Agreement. AMNEX has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of AMNEX and, except for the approval of the Increased Authorized
Capital Certificate of Amendment by the stockholders of AMNEX, no other corporate proceedings on the part of AMNEX, including, without limitation, stockholder approval, are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of AMNEX and is enforceable against AMNEX in accordance with its terms.

2.6 Financial Statements. The unaudited financial statements of AMNEX at September 30, 1996 and for the nine month period then ended, copies of which are included in AMNEX's Form 10-Q for the period ended September 30, 1996, (a) are true, correct and com plete, (b) are in accordance with the books and records of AMNEX, (c) fairly present the financial position of AMNEX as of such date and the results of its operations for such period, and (d) were prepared in conformity with generally accepted accounting prin ciples, subject to normal year-end audit adjustments which were not and will not be material in nature.

2.7 Liabilities. As of September 30, 1996 (the "AMNEX Balance Sheet Date"), AMNEX had no material debts, liabilities or obligations, contingent or absolute, inchoate or otherwise, other than those debts, liabilities and obligations reflected, referred to or reserved against in AMNEX's balance sheet at the AMNEX Balance Sheet Date or the footnotes thereto.

2.8 Adverse Developments. Since the AMNEX Balance Sheet Date, there have been no material adverse changes in the assets, operations or financial condition of AMNEX and the AMNEX Subsidiaries taken as a whole, there has been no act or omission on the part of AMNEX, any AMNEX Subsidiary or others which would form the basis for the assertion against AMNEX or any AMNEX Subsidiary of any liability or obligation that would be material to AMNEX and the AMNEX
Subsidiaries taken as a whole, no other event has occurred which could be reasonably expected to have a materially adverse effect upon the business of AMNEX and the AMNEX Subsidiaries taken as a whole and, except as described in the SEC Reports (as hereinafter defined), AMNEX does not know of any development or threatened development of a nature which could be reasonably expected to have a materially adverse effect upon the business of AMNEX and the AMNEX Subsidiaries taken as a whole or upon any of their assets, properties, operations or financial condition.

2.9 Litigation; Compliance with Law. Except as set forth in Schedule 2.9 attached hereto, there are no actions, suits, proceedings or governmental investigations relating to AMNEX or any AMNEX Subsidiary or any of their respective properties, assets or business pending or, to the knowledge of AMNEX, threatened, or any order, judgment, injunction, award or decree outstanding, against AMNEX or any AMNEX Subsidiary or against or relating to any of their respective properties, assets or business which would have a material adverse effect on AMNEX and the AMNEX Subsidiaries taken as a whole; and, to the knowledge of AMNEX, there has been no act or occurrence which would reasonably be deemed to establish a basis for any such action, suit, proceeding, governmental investigation, order, injunction or decree which would have a material adverse effect on AMNEX and the AMNEX Subsidiaries taken as a whole. Except as set forth in Schedule 2.9, neither AMNEX nor any AMNEX Subsidiary is in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator relating to their respective properties, assets or business, the violation of which would have a material adverse effect on AMNEX and the AMNEX Subsidiaries taken as a whole.

2.10 Permits and Licenses. AMNEX and the AMNEX Subsidiaries have all permits, licenses, orders, franchises and approvals (collectively, "Permits") from all Federal, state, local and foreign governmental and other regulatory bodies (collectively, "Bodies") required to carry on their respective businesses as presently conducted and to offer and sell their respective products and services in all material respects; all such Permits are in full force and effect, and, to the knowledge of AMNEX, no suspension or cancellation of any of such Permits is threatened; and AMNEX and the AMNEX Subsidiaries are in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits.

2.11 No Breach. Neither the execution and delivery of this Agreement nor compliance by AMNEX with any of the provisions hereof nor the consummation of the transactions contemplated hereby will:

                  (a) violate or conflict with any provision of the Restated Certificate of Incorporation or By-laws, each as amended to date, of AMNEX;

                  (b) violate or result in the breach of the terms of any agreement to which AMNEX or any AMNEX Subsidiary is a party or by which any of them is bound, the violation or breach of which would have a material adverse effect on AMNEX and the AMNEX Subsidiaries taken as a whole;

                  (c) violate any judgment, order, injunction, decree or award against, or binding upon, AMNEX or any AMNEX Subsidiary;

                  (d) violate any law or regulation of any jurisdiction relating to AMNEX or any AMNEX Subsidiary, the violation of which would have a material adverse effect on AMNEX and the AMNEX Subsidiaries taken as a whole;

                  (e) result in the creation of any security interest or other encumbrance upon any of the properties or assets of AMNEX or any AMNEX
Subsidiary, the creation of which would have a material adverse effect upon AMNEX and the AMNEX Subsidiaries taken as a whole;

                  (f) result in a reduction in the exercise price of any rights, options or warrants for the purchase of, or a reduction in the conversion or exchange price of any convertible or exchangeable securities for the acquisition of, shares of AMNEX Common Stock; or

                  (g) result in the issuance of any additional shares of AMNEX Common Stock pursuant to any (i) rights, options or warrants, (ii) convertible or exchangeable securities or (iii) preemptive or other similar rights.

2.12 Brokers. AMNEX has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF GALESI

                  Galesi makes the following representations and warranties to AMNEX with respect to itself and to GTI:

3.1 Valid Corporate Existence. GTI is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. GTI has the requisite corporate power to carry on its business as now conducted and to own its assets. GTI is qualified to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on GTI and the GTI Subsidiaries (as hereinafter defined), taken as a whole. The copies of GTI's Certificate of Incorporation and By-laws, each as amended to date, which have heretofore been delivered to AMNEX, are true and complete copies of such documents as now in effect.

3.2      Capitalization.

                  (a) The authorized capital stock of GTI consists of 10,000 shares of Common Stock, of which 100 shares are issued and outstanding (92 of which are owned of record and beneficially by Galesi). All the issued and outstanding shares of GTI Common Stock have been validly issued and fully paid and are nonassessable, subject to the provisions of Section 630.

                  (b) Except as set forth in Schedule 3.2 attached hereto, there are no commitments to which GTI is a party, or by which it is bound, calling for the issuance, sale or other disposition of any class of securities of GTI and there are no outstanding securities of GTI convertible into or exchangeable for shares of GTI Common Stock or any other securities of GTI.

3.3 Subsidiaries. Schedule 3.3 attached hereto sets forth a complete list of the names and jurisdictions of incorporation of all corporations and other business entities owned by GTI (collectively, the "GTI Subsidiaries"). Each of the GTI Subsidiaries is a corporation or similar entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the requisite corporate or similar power to carry on its business as now conducted and to own its assets. Each GTI Subsidiary is qualified to do business as a foreign corporation or similar entity in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect on GTI and the GTI Subsidiaries taken as a whole. Except as set forth on Schedule 3.3, all the outstanding capital stock or other voting interests of each of the GTI Subsidiaries is owned by GTI.

3.4 Consents. No filings with or consents of governmental or other regulatory agencies, foreign or domestic, or of other parties are required to be made or received by or on the part of Galesi or GTI to enable Galesi to enter into and carry out this Agreement and the transactions contemplated hereby.

3.5 Authority; Binding Nature of Agreement. Galesi and GTI have the requisite power to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of GTI and no other corporate proceedings on the part of GTI, including, without limitation, stockholder approval, are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Galesi and GTI and is enforceable in accordance with its terms.

3.6 Financial Statements. The unaudited financial statements of GTI at August 31, 1996 and for the eight month period then ended, and the unaudited consolidated balance sheet as of October 31, 1996 of Telit (as hereinafter defined), copies of which are attached hereto as Schedule 3.6, (a) are true, correct and complete, (b) are in accordance with the books and records of GTI,
(c) fairly present the financial position of GTI as of such date and the results of its operations for such period, and (d) except as noted in Schedule 3.6, were prepared in conformity with generally accepted accounting principles, subject to normal year-end audit adjustments which were not and will not be material in nature.

3.7 Liabilities. As of August 31, 1996 (the "GTI Balance Sheet Date"), GTI had no material debts, liabilities or obligations, contingent or absolute, inchoate or otherwise, other than those debts, liabilities and obligations reflected, referred to or reserved against in GTI's balance sheet at the GTI Balance Sheet Date or the footnotes thereto.

3.8 Adverse Developments. Since the GTI Balance Sheet Date, there have been no material adverse changes in the assets, operations or financial condition of GTI and the GTI Subsidiaries taken as a whole, there has been no act or omission on the part of GTI any GTI Subsidiary or others which would form the basis for the assertion against GTI or any GTI Subsidiary of any liability or obligation that would be material to GTI and the GTI Subsidiaries taken as a whole, no other event has occurred which could be reasonably expected to have a materially adverse effect upon the business of GTI and the GTI Subsidiaries taken as a whole, GTI does not know of any development or threatened development of a nature which could be reasonably expected to have a materially adverse effect upon the business of GTI and the GTI Subsidiaries taken as a whole or upon any of their assets, properties, operations or financial condition.

3.9 Litigation; Compliance with Law. Except as set forth in Schedule 3.9 attached hereto, there are no actions, suits, proceedings or governmental investigations relating to GTI or any GTI Subsidiary or any of their respective properties, assets or business pending or, to the knowledge of GTI threatened, or any order, judgment, injunction, award or decree outstanding, against GTI or any GTI Subsidiary or against or relating to any of their respective properties, assets or business which would have a material adverse effect on GTI and the GTI Subsidiaries taken as a whole; and, to the knowledge of GTI, there has been no act or occurrence which would reasonably be deemed to establish a basis for any such action, suit, proceeding, governmental investigation, order, injunction or decree which would have a material adverse effect on GTI and the GTI Subsidiaries taken as a whole. Except as set forth in Schedule 3.9, neither GTI nor any GTI Subsidiary is in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator relating to their respective properties, assets or business, the violation of which would have a material adverse effect on GTI and the GTI Subsidiaries taken as a whole.

3.10 Permits and Licenses. GTI and the GTI Subsidiaries have all Permits from all Bodies required to carry on their respective businesses as presently conducted and as contemplated to be conducted as set forth in the Business Plan (as hereinafter defined) and to offer and sell their respective products and services in all material respects; all such Permits are in full force and effect, and, to the knowledge of GTI, no suspension or cancellation of any of such Permits is threatened; and GTI and the GTI Subsidiaries are in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits.

3.11 No Breach. Neither the execution and delivery of this Agreement nor compliance by Galesi or GTI with any of the provisions hereof nor the consummation of the transactions contemplated hereby will:

                  (a) violate or conflict with any provision of the Certificate of Incorporation or By-laws, each as amended to date, of GTI;

                  (b) violate or result in the breach of the terms of any material agreement to which Galesi, GTI or any GTI Subsidiary is a party or by which any of them is bound, the violation or breach of which would have a material adverse effect on GTI and the GTI Subsidiaries taken as a whole;

                  (c) violate any judgment, order, injunction, decree or award against, or binding upon, GTI or any GTI Subsidiary;

                  (d) violate any law or regulation of any jurisdiction relating to GTI or any GTI Subsidiary, the violation of which would have a material adverse effect on GTI and the GTI Subsidiaries taken as a whole;

                  (e) result in the creation of any security interest or other encumbrance upon any of the properties or assets of GTI or any GTI Subsidiary, the creation of which would have a material adverse effect upon GTI and the GTI Subsidiaries taken as a whole;

                  (f) result in a reduction in the exercise price of any rights, options or warrants for the purchase of, or a reduction in the conversion or exchange price of any convertible or exchangeable securities for the acquisition of, shares of GTI Common Stock; or

                  (g) result in the issuance of any additional shares of GTI Common Stock pursuant to any (i) rights, options or warrants, (ii) convertible or exchangeable securities or (iii) preemptive or other similar rights.

3.12 Brokers. Neither Galesi nor GTI has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

3.13 Title to Shares. Galesi owns outright the GTI Shares, free and clear of any and all security interests, liens, encumbrances, pledges, claims and rights of any third party.

3.14 Business Plan. The statements contained in GTI's Business Plan, dated November 30, 1996 (the Business Plan"), a copy of which is attached hereto as
Schedule 3.14, are true and complete in all material respects.

                                   ARTICLE IV

                            ACQUISITION OF SECURITIES

                  Galesi makes the following  representations  and warranties to
AMNEX:


4.1  Investment Representations.

                  (a) Galesi is acquiring the Series L Preferred Stock and the Warrants and, in the event of a conversion of the Series L Preferred Stock and/or an exercise of the Warrants, will be acquiring the Conversion Stock and the Warrant Stock (the Series L Preferred Stock, Warrants, Conversion Stock and Warrant Stock being collectively referred to as the "Securities"), for his own account, for investment and not with a view to the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the
"Securities Act"). Galesi further represents and warrants that he shall not sell, assign, encumber, or otherwise dispose of any of the foregoing securities unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) AMNEX has received a written opinion from its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act. Galesi acknowledges and agrees that the stock certificate(s) evidencing ownership of the Securities which he receives shall bear the following legend:

         "The  securities   represented  by  this   certificate  have  not  been
         registered under the Securities Act of 1933, as amended, or the securities laws of any state. These securities have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such securities under such Act and any applicable state securities laws covering such securities, or an opinion of counsel to AMNEX that such registration is not required."

                  (b) Galesi understands that none of the Securities have been registered under the Securities Act or any state securities laws and, except as provided for in Article V hereof, there is no agreement on the part of AMNEX to register any of the Securities thereunder.

                  (c) It is understood and agreed that the Securities are not being registered under the Securities Act due to AMNEX's reliance upon Section 4(2) thereof, which section provides an exemption from registration for certain transactions by an issuer not involving any public offering, and Galesi further acknowledges that AMNEX's reliance thereon is predicated on his representations and warranties contained in this Agreement.

4.2  Additional Representations.

                  (a) Galesi is able to bear the economic risks of an investment in each of the Securities, including, without limitation, the risk of the loss of part or all of his investment and the inability to sell or transfer the Securities until such Securities are registered under the Securities Act or an exemption from registration is available; subject, however, to AMNEX's obligations with regard to the registration of the Conversion Stock and the Warrant Stock under the Securities Act in accordance with Article V hereof.

                  (b) Galesi is an "accredited investor", as such term is defined in Rule 501(a), promulgated under the Securities Act, or he, alone or with his purchaser representative, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in each of the Securities. Galesi will execute and deliver to AMNEX such documents as AMNEX may reasonably request in order to confirm the accuracy of the foregoing. Galesi acknowledges that the acquisition of the Securities may entail significant risks.

                  (c) Galesi has reviewed AMNEX's Annual Report on Form 10-K for the year ended December 31, 1995, Forms 10-Q for the fiscal periods ended March 31, 1996, June 30, 1996 and September 30, 1996 and Forms 8-K for events dated October 4, 1995, June 28, 1996 and November 20, 1996, each as amended (collectively, the "SEC Reports"), and has been afforded the opportunity to obtain such other information as Galesi requested from AMNEX in order to evaluate the merits and risks of an investment in each of the Securities.

                                    ARTICLE V

                             REGISTRATION OBLIGATION

5.1 Registration Obligation. AMNEX agrees that, commencing no earlier than the 540th day but no later than the 630th day after the date of this Agreement, AMNEX shall file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act on Form S-3 (or, should Form S-3 be unavailable to AMNEX, on another appropriate form) registering all of the Conversion Stock and the Warrant Common Stock or, if the Increased Authorized Capital Certificate of Amendment shall not have theretofore been filed with the Secretary of State of New York, then all of the Series L Preferred Stock and Warrant Preferred Stock (the Conversion Stock, Warrant Common Stock, Series L Preferred Stock and Warrant Preferred Stock collectively referred to as the "Registration Stock") under the Securities Act, and thereafter, AMNEX will use its best efforts to (i) cause the Registration Stock to be registered, and (ii) cause such registration statement to remain effective in order to permit the resale to the public of the Registration Stock for a period of 180 days from the effective date thereof.

5.2  Obligations of AMNEX. As to the registration statement referred to in
Section 5.1, AMNEX shall:

                  (a) prepare and file with the Commission a registration statement on an appropriate form with respect to the Registration Stock and use its best efforts to have such registration statement declared effective within sixty (60) days after filing with the Commission;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for a period of not less than 180 days and to comply with the provisions of Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of Registration Stock (individually, the "Selling Stockholder" and collectively, the "Selling Stockholders");

                  (c) furnish to each Selling Stockholder such reasonable number of copies of any prospectus (including any supplemental or preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to effect the offering and sale of the Registration Stock being offered and sold by such Selling Stockholder, but only while AMNEX is required under the provisions hereof to use its best efforts to cause the registration statement to remain current;

                  (d) use its best efforts to register or qualify, not later than the effective date of such registration statement, the Registration Stock registered thereunder under the "blue sky" or other applicable laws of such jurisdictions as each prospective Selling Stockholder may reasonably request, to enable such Selling Stockholder to consummate (upon the registration statement being declared effective by the Commission) the public sale or other disposition in such jurisdictions of the Registration Stock owned by such Selling Stockholder; provided, however, that in no event shall AMNEX be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not at such time so qualified or subject;

                  (e) notify Galesi, and any other holders of shares of Registration Stock, and confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by AMNEX of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registration Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of AMNEX's reasonable determination that a post-effective amendment to a registration amendment would be appropriate;

                  (f) use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registration Stock for sale in any jurisdiction, at the earliest practicable moment;

                  (g) use its commercially reasonable best efforts to cause such Registration Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of AMNEX so as to permit Galesi to be able to freely sell, pledge or dispose of such shares, subject to applicable restrictions relating to the fact that Galesi is or may be an affiliate of AMNEX;

                  (h) use its commercially reasonable best efforts to cause all such Registration Stock to be listed on each securities exchange on which similar securities issued by AMNEX are then listed or quoted and on any inter-dealer quotation system on which similar securities issued by AMNEX are then quoted; and

                  (i) cooperate in any filings to be made with the National Association of Securities Dealers, Inc.

5.3 Expenses. Except as provided below, the expenses of the registration statement pursuant to Section 5.1, and the state qualifications related thereto pursuant to Section 5.2(d), shall be borne by AMNEX. The expenses of any such registration and qualifications shall include, but not be limited to (a) AMNEX's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (b) to the extent not already incurred, the fees and expenses incurred in connection with the listing on an exchange or inter-dealer quotation system of the Registration Stock; (c) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.); (d) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registration Stock); (e) printing expenses and engraving expenses; (f) fees and disbursements of counsel to AMNEX and customary fees and expenses for independent certified public accountants retained by AMNEX; (g) the reasonable fees and expenses of any special experts retained by AMNEX. However, under no circumstances shall AMNEX be liable or responsible for the fees and expenses of any Selling Stockholder, or of its counsel, incurred in connection with any registration or for underwriting or brokerage discounts and commissions or transfer taxes payable in connection with any sale of the Registration Stock included in a registration statement.

5.4  Indemnification.

                  (a) To the extent permitted by law, AMNEX will indemnify Galesi and each other holder of Registration Stock and each underwriter and selling broker of the securities so registered and each of their respective successors (collectively, "Indemnitees") against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by AMNEX of any rule or regulation promulgated under the Securities Act and/or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), applicable to AMNEX and relating to action or inaction required of AMNEX in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating, defending and/or settling any such expense, claim, loss, damage, liability or action; provided, however, that AMNEX will not be liable in any such case to any Indemnitee to the extent that any such expense, claim, loss, damage or liability is caused by any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished to AMNEX by an instrument duly executed by such Indemnitee and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of an underwriter, or an Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage by such underwriter or Indemnitee at or prior to the time such furnishing is required by the Securities Act; provided further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided further, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of AMNEX, which consent shall not be unreasonably withheld.

                  (b) To the extent permitted by law, Galesi will indemnify AMNEX and its officers and directors and each person, if any, who controls AMNEX within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities or actions in respect thereof arising out of or based on violation of any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse AMNEX and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information (including, without limitation, written negative responses to inquiries) furnished to AMNEX by an instrument duly executed by Galesi and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; provided further, that the indemnity agreement contained in this paragraph (b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Galesi, which consent shall not be unreasonably withheld; and provided further, that the obligations of Galesi shall be limited to an amount equal to the proceeds to Galesi of Registration Stock sold, unless such claim, loss, damage, liability or action resulted from Galesi's fraudulent misconduct.

         (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided further, that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) The reimbursement required by this Agreement shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (e) If the indemnification provided for in this Agreement is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments as between the indemnifying party on the one hand and the indemnified party on the other, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and of the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the indemnified party on the one hand and of the indemnifying party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Agreement, Galesi shall not be required to contribute any amount in excess of the amount by which the total price at which the Registration Stock of Galesi were offered to the public exceeds the amount of any damages which Galesi has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.5  Obligations  of Galesi.  As to the  registration  statement  referred to in
Section 5.1, Galesi shall provide AMNEX with a written description of the proposed method or methods of distribution of the Registration Stock contemplated by Galesi and such other information as may be required by AMNEX, and AMNEX shall include such description and other information in the registration statement and file any and all amendments and supplements necessary in connection therewith.

                                   ARTICLE VI

                              ADDITIONAL COVENANTS

6.1 Certificate of Amendment. As soon as is reasonably practicable following the date hereof, AMNEX will submit to its stockholders for approval a proposed Certificate of Amendment to its Certificate of Incorporation as a result of which there will be a sufficient number of authorized shares of Common Stock available for issuance upon the conversion of the Series L Preferred Stock and any Warrant Preferred Stock into the Conversion Stock, the exercise of the Warrants for the purchase of the Warrant Common Stock, and the exercise of any and all other outstanding purchase, exchange or conversion rights for the acquisition of shares of AMNEX Common Stock (the "Increased Authorized Capital Certificate of Amendment"). In the event stockholder approval is not so obtained, AMNEX will submit the Increased Authorized Capital Certificate of
Amendment to its stockholders for approval at subsequent meetings of stockholders of AMNEX.

6.2 Board of Directors. (a) AMNEX hereby represents that its Board of Directors (the "AMNEX Board") has duly elected Galesi as a director of AMNEX to fill a vacancy on the AMNEX Board, such election to be effective upon the execution and delivery of this Agreement by the parties hereto.

                  (b) Galesi hereby represents that he, as sole shareholder of GTI, or the Board of Directors of GTI (the "GTI Board") has duly elected Peter
M. Izzo, Jr. ("Izzo") as a director of GTI to fill a vacancy on the GTI Board, such election to be effective upon the execution and delivery of this Agreement by the parties hereto. Alternatively, at the option of Izzo, he shall be entitled to attend, in a nonvoting observer capacity, meetings of GTI's Board of Directors, participate in discussions of matters brought to the GTI Board, and obtain copies of all notices, minutes, consents, and other material provided to GTI's directors.

                  (c) AMNEX agrees to indemnify Galesi as a director thereof, and GTI and Galesi, jointly and severally, agree to indemnify Izzo as a director of GTI, to the fullest extent permitted by applicable law.

6.3 Business Arrangements between AMNEX and GTI and TELIT. The parties acknowledge that AMNEX, through various wholly-owned subsidiaries, provides telecommunications services through its switch(es) located in the United States and that GTI and its wholly-owned subsidiary, TELIT/Galesi Telecom International, A.B. ("TELIT"), provide telecommunication services through their switch(es) located in Europe. Each party hereto shall use its reasonable best efforts to utilize the other party's telecommunications network system for the termination of telephone calls in areas served by the other party's switch(es). Additionally, Galesi shall cause TELIT to use its reasonable best efforts under its equipment purchase agreement with Ericsson Telecom, A.B. to provide AMNEX and/or AMNEX Subsidiaries with discounted equipment purchase prices.

6.4 Issuance of Securities. Galesi and GTI, jointly and severally, covenant and agree that, for so long as AMNEX is a shareholder of GTI, GTI will issue its shares of capital stock, as well as securities that are exercisable for the purchase of, exchangeable for or convertible into shares of its capital stock, only for a consideration that is fair and adequate.

6.5 Section 630 Indemnity. Galesi and GTI, jointly and severally, will indemnify AMNEX and hold it harmless against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), and will reimburse AMNEX for any legal and any other expenses reasonably incurred in connection with investigating, defending and/or settling any such expense, claim, loss, damage, liability or action, arising out of or based on AMNEX being allegedly subject to liability under Section 630 as a shareholder of GTI.

6.6  Sole International Telecommunications Vehicle.

                  (a) Galesi covenants and agrees that, for so long as AMNEX is a shareholder of GTI, he shall utilize GTI as his sole vehicle with regard to the conduct of international telecommunications business and, accordingly, covenants and agrees that, in the event any business opportunity which relates to international telecommunications is offered to him, either:

                           (i)(A)  he shall first offer such opportunity to
GTI, for a reasonable period of time, on the same terms and conditions as offered to him, (B) in the event GTI is unwilling or unable to accept such opportunity due to a lack of financing but would otherwise accept such opportunity and, in order for Galesi to accept such opportunity he would need to invest funds, Galesi shall negotiate with GTI, in good faith and on an arm's-length basis, the terms and conditions of an investment of funds by Galesi into GTI for such purpose and (C) in the event GTI is otherwise unwilling or unable to accept such opportunity, Galesi shall offer such opportunity to AMNEX, or its designee, for a reasonable period of time, on the same terms and conditions as offered to him, prior to accepting same (except that, if Izzo, as a director of GTI, shall have voted against GTI accepting such opportunity, then Galesi need not offer the opportunity to AMNEX or its designee); or

                           (ii)  in the event he desires to consummate such
opportunity without following the foregoing procedures, (A) he shall offer to contribute to GTI the business and/or assets acquired in consideration for (I) the issuance by GTI to him of such securities of GTI as Galesi and GTI shall agree, in good faith and on an arm's-length basis, has a value equal to the consideration paid or payable by Galesi to the third party or (II) the transfer by GTI to him of consideration equal to, and on the same terms as, that paid or payable by Galesi to the third party ((I) or (II) being at the option of GTI) and (B) in the event GTI is unwilling to acquire such business and/or assets, or Galesi and GTI are unable to agree upon the kind or amount of GTI securities to be issued therefor, then Galesi shall offer to AMNEX, or its designee, for a reasonable period of time, the opportunity to acquire such business and/or assets on the same terms and conditions as acquired by Galesi (except that, if Izzo, as a director of GTI, shall have voted against GTI acquiring such business and/or assets, as opposed to being unable to agree upon the kind or amount of GTI securities to be issued therefor, then Galesi need not offer to transfer such business and/or assets to AMNEX or its designee).

                  (b) Galesi represents and warrants that, as of the date hereof, except as set forth on Schedule 6.6, he has no interest in or relationship with any entity, other than GTI, which is engaged or proposes to be engaged in the international telecommunications business and there are no transactions pending or contemplated with regard to any such other entity.

6.7 Lock-up Agreement. Galesi covenants and agrees that, for a period of two (2) years from the date hereof, he will not sell, transfer or otherwise dispose of the Conversion Stock, Warrant Stock or Series L Preferred Stock without the prior written consent of AMNEX. Notwithstanding the foregoing, Galesi may make private transfers of any such securities provided that the transferee agrees in writing with AMNEX to be bound by the provisions of this Section 6.7.

6.8  Tag-along Right.

                  (a) If Galesi shall receive a bona fide written offer from a third party (the "Buyer") to purchase or otherwise transfer for value an aggregate of 50% or more of the issued and outstanding GTI Common Stock, he shall so notify AMNEX (the "Tag Along Notice") and thereupon AMNEX shall have the right to require Galesi, as a condition to his sale of shares of GTI Common Stock to the Buyer, to cause the Buyer to purchase such number of shares of GTI Common Stock held by AMNEX (subject to the limitation in paragraph (b) hereof) as it may designate by written notice ("Notice of Election") delivered to Galesi within twenty (20) days following the date of the Tag Along Notice. Galesi shall notify the Buyer of the requirements of this Section 6.8 and shall transmit a copy of the Notice of Election to the Buyer. The purchase price for the shares of GTI Common Stock designated in AMNEX's Notice of Election shall be equal to the price per share offered by the Buyer for the shares of GTI Common Stock subject to the offer of the Buyer. Such price offered by the Buyer shall be deemed to include any consideration received or to be received, directly or indirectly, by Galesi or any affiliate thereof in addition to the stated purchase price for the shares of GTI Common Stock other than in exchange for good, valuable and fair consideration.
                                       24

                  (b) In the event the Buyer is unwilling to purchase all of the shares of GTI Common Stock set forth in the Notice of Election, then it shall acquire that number of shares of GTI Common Stock subject to the bona fide written offer (or greater number as the Buyer shall agree) from Galesi and AMNEX according to their pro rata interest, which shall mean the aggregate number of shares of GTI Common Stock to be purchased multiplied by a fraction, the numerator of which shall equal the number of shares of GTI Common Stock offered to be purchased by the Buyer (with respect to Galesi) or the number of shares of GTI Common Stock set forth in the Notice of Election (with respect to AMNEX) and the denominator of which shall equal the total number of shares of GTI Common Stock so offered to be purchased or set forth in the Notice of Election.

                  (c) In the event of any sale in violation of the provisions of this Section 6.8, at the election of AMNEX, Galesi shall purchase from AMNEX the number of shares of GTI Common Stock as AMNEX may have designated by its Notice of Election, at the purchase price calculated as set forth herein, and to hold AMNEX harmless from and against any and all costs, expenses, claims, losses, damages and liabilities, together with all reasonable costs and expenses relating thereto (including legal and accounting fees and expenses) arising from any violation of this Section.

6.9 Legends. The certificate representing the Series L Preferred Stock and any certificates issued representing the Conversion Stock and Warrant Stock shall contain a legend to reflect that they are held subject to the provisions of this
Article VI.

6.10 Further Assurances. On and after the date hereof, AMNEX Galesi and GTI shall take all such further actions and execute and deliver all such further instruments and documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

7.1 Expenses. Each of the parties shall bear its own expenses in connection herewith.

7.2 Survival. The parties agree that their respective representa tions and warranties contained in this Agreement shall survive the date hereof for a period of two years with the exception of those set forth in Article IV hereof which shall survive for an indefinite duration.

7.3 Publicity. The parties agree that no publicity, release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by any party without the advance written approval of both the form and substance of the same by AMNEX and Galesi, which approval, in the case of any publicity, release or other public announcement required by applicable law or regulation, shall not be unreasonably withheld or delayed. The parties agree that this Agreement, including or excluding the schedules attached hereto, as well as a description of the terms thereof, may be filed by AMNEX with the Commission pursuant to the requirements of applicable law or regulation.

7.4 Entire Agreement. This Agreement, including the schedules attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by AMNEX and Galesi.

7.5 Injunctive Relief. Galesi agrees that money damages would not be a sufficient remedy for any breach of the restrictions of Section 6.6 hereof, and that, without the necessity of proving damages and in addition to all other available rights and remedies, AMNEX shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or threatened breach, and Galesi further agrees to waive any requirements for the securing or posting of any bond in connection with such remedy.

7.6 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when hand delivered or sent by telecopier (subject to confirmation of receipt) or shall be deemed to have been given on the next business day when sent by overnight courier (subject to confirmation of receipt) or on the third business day next following when sent by certified or registered mail, return receipt requested and postage prepaid, as follows:

         If to AMNEX at:

         AMNEX, Inc.
         101 Park Avenue
         Suite 2507
         New York, NY 10178
         Attention:  Chairman of the Board
         Telecopier Number: (212) 867-0092

         with a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred Skolnik, Esq.
         Telecopier Number: (516) 296-7111

         If to Galesi, at:

         Galesi Group
         Rotterdam Industrial Park
         Westcott Road / Building 6
         Schnectady, New York 12306
         Telecopier Number: (518) 356-5334

         with a copy to:

         Steven Porter, Esq.
         Galesi Group
         Rotterdam Industrial Park
         Westcott Road / Building 6
         Schnectady, New York 12306
         Telecopier Number: (518) 356-5334
or at such other address as any party or person shall designate by notice to the other parties in accordance with the provisions hereof.

7.7 Choice of Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

7.8 Severability. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

7.9 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns; provided, however, that no party may assign this Agreement or any portion thereof without the prior written consent of Galesi and AMNEX.

7.10 Headings. The headings or captions in this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

7.11 Facsimile Signatures. Signatures transmitted by telecopier shall be deemed original signatures.

7.12 Counterpart Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

         WITNESS the execution of this Agreement as of the date first above written.

                                            AMNEX, INC.

                                            By: /s/



                                            /s/
                                            Francesco Galesi




Agreed to:

GALESI TELECOM INTERNATIONAL, INC.

By: /s/



K:\WPDOC\CORP\AMNEX\GALESI\STOCKEX4.D96
                                       29